Exhibit 10.1

SETTLEMENT AND ASSIGNMENT AGREEMENT

This SETTLEMENT AND ASSIGNMENT AGREEMENT (“Agreement”) is made by and between Dropbox, Inc., a Delaware corporation with an address of 185 Berry Street, 4th Floor, San Francisco, California 94107 (“Dropbox”), and Officeware Corporation d/b/a Filesanywhere.com, a Texas corporation with an address of 3301 Airport Freeway, Suite 200, Bedford, Texas 76021 (“Officeware”) (individually referred to as a “Party,” and collectively the “Parties”) and is effective as of this 22nd day of April, 2013 (the “Effective Date”).

WHEREAS, on September 1, 2009, Dropbox filed U.S. Trademark Application Serial No. 77/817,716 (the “Dropbox Application”) with the United States Patent and Trademark Office (the “USPTO”) for the mark “DROPBOX” (the “DROPBOX Mark”);

WHEREAS, on April 12, 2010, Officeware filed U.S. Trademark Application Serial No. 85/012,206 (the “Officeware Application”) with the USPTO for the DROPBOX Mark;

WHEREAS, on June 29, 2011, Officeware initiated Opposition Proceeding No. 91-200,444 before the Trademark Trial and Appeal Board of the USPTO (the “TTAB”) opposing registration of the Dropbox Application (the “Opposition”);

WHEREAS, on June 30, 2011, Officeware filed Lawsuit No. 3:11-cv-01448-L against Dropbox in the United States District Court for the Northern District of Texas (the “Lawsuit”) alleging, among other things, that Dropbox’s use of an open-box logo (the “Dropbox Design”) infringes Officeware’s rights in an open box design element (the design element shown in Schedule A (not including the FILESANYWHERE word mark), which may be referred to as the “Officeware Design”), and that Dropbox’s use of the DROPBOX Mark infringes Officeware’s rights in the DROPBOX Mark;

WHEREAS, third parties, including Thru, LLC/Thru, Inc., YouSendIt, Inc., Box, Inc., Radnostix LLC, and John C. Horton (collectively “Third Party Claimants”) have each claimed superior rights to the DROPBOX Mark in relation to Dropbox, and Dropbox has not settled, in any manner, with any of the Third Party Claimants;

WHEREAS, Officeware represents and warrants, to its knowledge and based on the facts set forth in an accompanying declaration attached hereto as Schedule D, that it is the senior-most user of the DROPBOX Mark and the Officeware Design in the United States and that its trademark rights in the DROPBOX Mark and the Officeware Design are superior to those asserted by any of the Third Party Claimants and any other person or entity;

WHEREAS, as part of the resolution of this matter, Dropbox is desirous of acquiring all right, title, and interest in and to the DROPBOX Mark, Officeware Application, and Officeware Design, and of recording Dropbox’s status as owner of the entire right, title, and interest in and to the DROPBOX Mark, Officeware Application, and Officeware Design, and Officeware is desirous of assigning all right, title, and interest in and to the DROPBOX Mark, Officeware Application, and Officeware Design as set forth below and in accordance with in the Trademark Assignment Agreement (the “Assignment”) at Schedule B; and

WHEREAS, the Parties desire to resolve their differences and settle the Lawsuit, the Opposition, and all other disputes and potential claims which may arise out of the facts alleged in the pleadings in the Lawsuit or in the Opposition, or which relate to the Parties’ rights in the DROPBOX Mark, the Dropbox Application, the Officeware Application, the Dropbox Design, and the Officeware Design, without any admission of liability or culpability on the part of either Party.

NOW THEREFORE, in consideration of the mutual promises and covenants set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.         Confidentiality.  The Parties and their counsel agree to hold Sections 1-2, 10-12, 15-20, and 22-23 of this Agreement, and the negotiations leading up to them, in confidence and not to publicize or disclose these terms; provided, however, that: (a) the Parties may disclose these terms in confidence to their respective employees, attorneys, accountants, auditors, tax preparers, insurers, and financial advisors, who have a need to know the information in the course of performing their professional duties, and who shall be informed of the confidentiality of such information and shall be contractually bound to abide by the terms and confidentiality restrictions set forth in this paragraph; (b) the Parties may disclose these terms as necessary to fulfill standard or legally required corporate reporting or disclosure requirements; and (c) the Parties may disclose these terms if disclosure is necessary to enforce the terms of the Agreement or as otherwise required by law or legal process, such as pursuant to subpoena or a discovery request in a lawsuit.

In the event that Officeware is served with legal process demanding the disclosure of the confidential terms of the Agreement or information relating to it, or is otherwise legally required to disclose such information, Officeware must promptly provide written notification to Dropbox of the demand and defer disclosure until Dropbox has had an opportunity to formally object to the production of the information and file any motion that is necessary to protect the confidentiality of the information.

2.         Release of Claims.  Except with respect to the obligations created by or arising out of this Agreement, the Parties do hereby for themselves and their officers, directors, employees, investors, shareholders, administrators, attorneys, divisions, parents, affiliates, subsidiaries, predecessor and successor corporations, and assigns, fully and forever release and absolutely discharge the other Party and each of its officers, directors, employees, investors, shareholders, administrators, attorneys, affiliates, divisions, subsidiaries, predecessor and successor corporations, and assigns, from, and agree not to sue concerning, any claim, demand, duty, debt, liability, account, reckoning, obligation, cost, expense, lien, attorney fee, action, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that any of them may possess relating to the Lawsuit, the Opposition, the Dropbox Application, the Officeware Application, or arising from the Parties’ rights to the DROPBOX Mark, the Dropbox Design, or the Officeware Design, including but not limited to any claim arising under trademark, trade dress, unfair competition, dilution, or copyright law in any jurisdiction anywhere in the world.  The Parties agree that the releases in this Paragraph 2 shall be effective only upon Dropbox making the entire payment in accordance with Paragraph 11 below and upon Officeware assigning and transferring its trademark and copyright rights to Dropbox in accordance with Paragraph 6 below, including without limitation Officeware’s execution and delivery of the Trademark Assignment Agreement (the “Assignment”) attached hereto as Schedule B.

3.         No Admission of Liability.  Nothing in this Agreement or otherwise shall be construed as an admission of any fact, wrongdoing, or liability of any kind by any of the Parties or by any other person.  This Agreement shall not be construed as a waiver of any defense or an admission by either Party of the correctness of any legal position or argument taken or espoused by the other.

4.        Dismissal of the Lawsuit and Withdrawal of the Opposition.  On the fifth calendar day after the Effective Date (counting from the first day after the Effective Date), and in any event no later than the Court’s deadline, which the parties acknowledge may have to be extended, Officeware shall file a dismissal that terminates the Lawsuit with prejudice and shall file all papers with the TTAB to withdraw the Opposition with prejudice.

5.         Substantiation of Officeware’s Rights.  Officeware represents and warrants that:

a. Officeware, to its knowledge is the earliest and continuous owner of the trademark rights in the DROPBOX Mark and the Officeware Design for the services described in the Officeware Application and the Lawsuit.

b. Officeware, to its knowledge (i) is the senior-most user of the DROPBOX Mark and the Officeware Design in the United States for the services described in the Officeware Application and the Lawsuit, and (ii) owns trademark rights in the DROPBOX Mark and the Officeware Design that are superior to those asserted by any of the Third Party Claimants and any other person or entity.

c. Officeware provides example website screenshots and other available documentation for each year that Officeware has used the DROPBOX Mark, as shown in Schedule C.  These documents, which are representative chronologically and by category of Officeware’s use of the DROPBOX Mark, demonstrate Officeware’s continuous use of the DROPBOX Mark beginning at a time at least as early as January 11, 2004 and continuing to the Effective Date.

d. Officeware provides the sworn declaration from its Founder and CEO, Mr. Timothy M. Rice, as shown in Schedule D, which reasonably substantiates continuous use of the DROPBOX Mark beginning at a time at least as early as January 11, 2004 and continuing to the Effective Date and authenticates the documents shown in Schedule C.

6.         Assignment and Transfer of Officeware’s Rights.  Officeware hereby assigns to Dropbox all right, title, and interest in and to, including without limitation, any common-law rights, copyright, and trademark rights that Officeware holds in the DROPBOX Mark, the Dropbox Design, and the Officeware Design, together with the goodwill symbolized by and associated therewith, in accordance with the Assignment.  The Parties agree that the assignment in this Paragraph 6 shall be effective only upon Dropbox making the entire payment in accordance with Paragraph 11 below and upon Officeware executing and delivering the Assignment, as shown in Schedule B, no later than the fifth calendar day after the Effective Date (counting from the first day after the Effective Date).

7.         Ownership of Marks.  Officeware acknowledges that, pursuant to Paragraph 6 and the Assignment, Dropbox shall acquire all of Officeware’s rights in the DROPBOX Mark, the Dropbox Design, the Officeware Design, and the Officeware Application.  Officeware shall not contest or deny Dropbox’s or any assignee’s title to, ownership of, or the validity of the DROPBOX Mark, Dropbox Design, Officeware Design, and Officeware Application.  Neither Officeware nor any of its respective officers, directors, employees, investors, shareholders, administrators, attorneys, divisions, parents, affiliates, subsidiaries, predecessor and successor corporations shall challenge, or otherwise dispute or assist third parties in any way in challenging Dropbox’s rights to the DROPBOX Mark, the Dropbox Design, the Officeware Design, and the Officeware Application, including, but not limited to, in any judicial, administrative, governmental or arbitral proceeding anywhere in the world.

8.         Officeware’s Representations and Warranties.  Officeware represents and warrants that it has not previously assigned any rights in the DROPBOX Mark, the Dropbox Design, the Officeware Design or the Officeware Application to any person or entity, and that it is not aware of any challenge, or communication suggesting a challenge, to its use or ownership of the DROPBOX Mark, the Dropbox Design, the Officeware Design, or the Officeware Application, other than the challenge made by Dropbox and the rights asserted by the Third Party Claimants.  Officeware further represents and warrants that there is no claim of ownership of the DROPBOX Mark, the Dropbox Design, the Officeware Design, or the Officeware Application by any shareholder, officer, director, related company of Officeware, any other company with a shareholder, officer, or director in common with Officeware, or any other person or entity.  Officeware represents and warrants that it has not filed any trademark application in any jurisdiction anywhere in the world for the DROPBOX Mark, or any confusingly similar mark thereof, other than the Officeware Application, and that it does not own any domain names containing the letter-string “dropbox”, or any confusingly similar mark.  Officeware further represents and warrants that it has not filed any trademark applications in any jurisdiction anywhere in the world for the Officeware Design, or any confusingly similar mark thereof.

9.         Officeware’s Phase-Out.  Officeware and each of its officers, directors, employees, investors, shareholders, administrators, attorneys, divisions, parents, affiliates, subsidiaries, predecessor and successor corporations, and assigns hereby agree that they shall not make any new uses of the DROPBOX Mark, the Officeware Design, the Dropbox Design, or any confusingly similar marks thereto beyond those Officeware was making as of the Effective Date, and that they shall immediately and permanently stop all keyword advertising incorporating the DROPBOX Mark or any confusingly similar marks thereto, including without limitation in Google AdWords and similar programs.  Officeware and each of its officers, directors, employees, investors, shareholders, administrators, attorneys, divisions, parents, affiliates, subsidiaries, predecessor and successor corporations, and assigns, hereby further agree to permanently stop using the DROPBOX Mark, the Officeware Design, the Dropbox Design, and any confusingly similar marks thereto, in any manner whatsoever in any jurisdiction anywhere in the world, including, but not limited to, on Officeware’s website at <www.filesanywhere.com> and in any other marketing materials, advertising, stationery, business cards, telephone listings, Internet listings, domain names, website meta-tags, email addresses, social media, products, services, or any other goods, services, or commercial activities within twelve (12) months of the Effective Date.

10.       Officeware’s Cooperation with Dropbox.  Officeware hereby agrees that it shall not use or seek to register any intellectual property rights, including without limitation copyrights, trademarks, and domain names, covering the DROPBOX Mark, the Dropbox Design, the Officeware Design, or any confusingly similar marks thereto, in any jurisdiction anywhere in the world, and that it shall not otherwise interfere with Dropbox’s use or registration of the DROPBOX Mark, the Dropbox Design, or the Officeware Design in any jurisdiction anywhere in the world.  Officeware further agrees that, for a period of four (4) years from the Effective Date, it shall fully cooperate with Dropbox’s efforts to prosecute the Dropbox Application and the Officeware Application, and to defend and resolve any third-party claims to the DROPBOX Mark, the Dropbox Design, and the Officeware Design, including but not limited to the claims asserted by the Third Party Claimants.  During this four (4) year period, Officeware shall provide further documents, information, and testimony to Dropbox as Dropbox deems necessary in its sole and exclusive discretion.  Dropbox agrees that it shall reimburse Officeware for reasonable expenses incurred in providing any such further documents, information, cooperation, and testimony if such is sought by Dropbox or if such is sought by a third party via subpoena in connection with a legal proceeding in which Dropbox or a related entity is a party.  Dropbox agrees that reasonable expenses incurred for such assistance detailed in the preceding sentence, include, without limitation, reasonable attorney fees and a reasonable per diem payment for the time required of Officeware personnel; provided, however, that Dropbox shall have the right to approve such expenses (including the selection of appropriate counsel, should Officeware elect not to retain Gardere in such matters) in advance, which approval shall not be unreasonably withheld.

11.       Consideration. In consideration of the promises, covenants, and agreements contained herein, on the fifth calendar day after the Effective Date (counting from the first day after the Effective Date), Dropbox shall issue a one-time payment of nine hundred fifty thousand dollars ($950,000) to the following bank account:

Bank Name:	PlainsCapital Bank
Bank Address:	5010 University
Lubbock, TX 79413
ABA:	111322994
Account Name:	Gardere Wynne Sewell LLP
1601 Elm Street, Suite 3000
Dallas, TX 75201-4761
Account #:	3100030430
Ref:	137083.5000 (Officeware/Dropbox Settlement
Proceeds)

Attached as Schedule E is IRS Form W-9 from Officeware.

12.      Costs.  The Parties shall each bear their own costs, expert fees, attorney fees, and other fees incurred in connection with the Lawsuit, the Opposition, the Dropbox Application, the Officeware Application, and this Agreement.

13.      Warranty of Authority.  Each Party represents and warrants that the undersigned has the authority to act on its behalf and to bind it and all who may claim through it to the terms and conditions of this Agreement.  Each of the Parties represents and warrants to the other that it has not heretofore assigned or transferred or purported to assign or transfer any of its claims or obligations herein, or any part or portion thereof, and agrees to indemnify and hold harmless the other from and against any claim, demand, damage, debt, liability, account, reckoning, obligation, cost, expense, lien, action, and cause of action (including the payment of attorney fees and costs actually incurred, whether or not litigation is commenced) based on, in connection with, or arising out of any such assignment or transfer or purported or claimed assignment or transfer.

14.      Notice.  Any notice provided for in this Agreement shall be in writing and shall be delivered personally, by overnight mail, or by email and certified U.S. mail, with postage prepaid, to the following addresses:

To Dropbox:

General Counsel
Dropbox, Inc.
185 Berry Street, 4th Floor
San Francisco, California 94107

With a copy to:

David H. Kramer
Wilson Sonsini Goodrich & Rosati
650 Page Mill Rd.,
Palo Alto, CA  94304
650-493-9300
dkramer@wsgr.com

To Officeware:

Tim Rice
CEO
Officeware Corporation
3301 Airport Freeway, Suite 200
Bedford, Texas  76021
972.893.3310
tim@filesanywhere.com

With a copy to:

Robert J. Ward
Gardere Wynne Sewell
1601 Elm St., Suite 3000
Dallas, TX  75201
214-999-4266
rward@gardere.com

15.      Drafting of Agreement.  The Parties have cooperated in the drafting and preparation of this Agreement.  This Agreement shall be construed as if the Parties jointly prepared the Agreement and shall not be construed against any Party on the basis that the Party was the drafter or participated in the drafting.  Any uncertainty or ambiguity shall not be interpreted against any one Party.

16.      Entire Agreement.  This Agreement constitutes the sole, entire, complete, and integrated understanding and agreement between the Parties with respect to the subject matter hereof, and supersedes and replaces all prior negotiations, proposed agreements, or agreements, whether written or oral.  Any representations, warranties, promises, or conditions, whether written or oral, not specifically incorporated herein, shall not be binding upon any of the Parties.  Each of the Parties acknowledges and warrants to the other that neither the other Party nor any attorney, agent, or representative of the other Party has made any promise, representation, or warranty whatsoever, expressed or implied, written or oral, not contained herein concerning the subject matter hereof to induce that Party to execute this Agreement.  Each of the Parties acknowledges and warrants to the other that it has not executed this Agreement in reliance on any promise, representation, or warranty not expressly set out in this Agreement.

17.      No Oral Modification.  This Agreement may only be amended in writing signed by authorized representatives of Dropbox and Officeware.

18.      Governing Law and Arbitration.  This Agreement is governed by Texas law and federal law as applicable, excluding Texas choice of law rules or any other laws or rules that would result in the application of the laws of another jurisdiction.  Any claim for breach of contract of this Agreement shall be decided exclusively by binding arbitration before JAMS, in which arbitration the following procedures shall control:

a.
The dispute shall be submitted to a single JAMS arbitrator for resolution.  The Parties agree that the arbitrator shall be the Honorable Jeff Kaplan (Ret.), unless he is no longer a JAMS arbitrator.  If the Honorable Jeff Kaplan (Ret.) is no longer a JAMS arbitrator, the arbitrator shall be selected jointly by the Parties.  If the Parties are unable to agree, an arbitrator shall be selected in accordance with the rules and procedures of JAMS;

b.
The arbitrator shall be required to follow the law, including Texas contract law regarding recovery for breach of contract and binding precedent in the United States Court of Appeals for the Fifth Circuit;

c.	The Parties shall be entitled to discovery for and during the arbitration;

d.	The Parties shall each be permitted to file a Motion for Summary Disposition, as referenced in Rule 18 of the JAMS comprehensive rules and procedures;

e.
A decision shall be rendered by the arbitrator in writing within thirty (30) calendar days of the submission of the dispute by the Parties to the arbitrator for resolution, which decision shall be final and binding on the Parties;

f.
The arbitrator shall have no power to award any relief other than injunctive relief and monetary relief for damages (but no punitive damages), and appropriate declaratory relief with respect to disputed issues under this Agreement; and

g.	The Parties shall share the cost of the arbitration, and the prevailing party shall be awarded reasonable attorney fees in the discretion of the arbitrator.

19.      Counterparts.  This Agreement may be executed in two or more counterparts, including by facsimile or scanned PDF copies, each of which shall be deemed an original and all of which shall be deemed one and the same instrument.

20.      Severability.  If any provision of this Agreement shall be found by a court to be invalid or unenforceable, in whole or in part, then such provision shall be construed and/or modified as necessary to render it valid and enforceable, or shall be excised from the Agreement, as the case may require, and this Agreement shall be construed and enforced to the maximum extent permitted by law, as if such provision had been originally incorporated herein as modified, or as if such provision had not been originally incorporated, as the case may be.

21.      Successors and Assigns.  This Agreement is binding on each of the successors and assigns of the Parties.  Each of the Parties warrants that the person executing this Agreement on its behalf is duly authorized to do so.

22.      Execution of Other Necessary Documents.  The Parties agree to execute any further documentation which may be required in order to effect the provisions of this Agreement.

23.      Voluntary Execution of Agreement.  This Agreement is executed voluntarily and without any duress or undue influence on the part or behalf of the Parties hereto, with the full intent of releasing claims in accordance with Paragraph 2 above.  The Parties acknowledge that:

a.	They have read this Agreement;

b.	They have been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of their own choice or that they have voluntarily declined to seek such counsel;

c.	They understand the terms and consequences of this Agreement and of the releases it contains;

d.	They are fully aware of the legal and binding effect of this Agreement.

IN WITNESS WHEREOF, the Parties have executed this Agreement by and through their properly authorized signatories effective as of the Effective Date.

DROPBOX, INC.		OFFICEWARE CORPORATION D/B/A FILESANYWHERE.COM

By:	/s/ Ramsey Homsany	By:	/s/ Timothy M. Rice

Name:	Ramsey Homsany	Name:	Timothy M. Rice

Title:	General Counsel	Title:	CEO/President

Date:	4/22/2013	Date:	4/18/2013

SCHEDULE A

SCHEDLUE B

TRADEMARK ASSIGNMENT

WHEREAS, Officeware Corporation d/b/a Filesanywhere.com, a corporation of the State of Texas, located and doing business at 3301 Airport Freeway, Suite 200, Bedford, Texas 76021  (“Assignor”), has adopted, is using, or intends to use the trademark DROPBOX, and is the owner of the following United States trademark application for registration in the U.S. Patent and Trademark Office:

Trademark	Application Serial No.

DROPBOX	85012206

WHEREAS, Dropbox, Inc., a corporation of the State of Delaware, located and doing business at 185 Berry St. 4th Fl., San Francisco, California 94107 (“Assignee”), desires to acquire any and all common law rights in the DROPBOX trademark and associated good will that Assignor may have owned, as well as the trademark application referenced above (collectively, the “Trademark Rights”);

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, Assignor, hereby assigns to Assignee all of the Trademark Rights, including all right, title and interest that Assignor may have owned in the DROPBOX trademark and application, together with the goodwill of the business symbolized by the DROPBOX trademark and application.

Executed on this 18th day of April, 2013

Officeware Corporation d/b/a/ Filesanywhere.com

/s/ Timothy M. Rice
By:	Timothy M. Rice
Title:	CEO/President

SCHEDULE C

SCHEDULE C

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January 2004
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Chronological
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Collaboration – File Sharing, Teams and Guest Access							
FilesAnywhere Outbound Fax Service	✓	✓	✓	✓	✓	✓	✓
FileShare Cover Page: Capture Handwritten E-Signatures	✓	✓	✓	✓	✓	✓	✓
Outlook Add-in: Send Files directly from Microsoft Outlook	✓	✓	✓	✓	✓	✓	✓
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GroupShare Dropbox: have guests upload files into shared folders	⃠	✓	✓	✓	✓	✓	✓
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Link Generator: Create Links on the fly to use in your own emails	✓	✓	✓	✓	✓	✓	✓
Dropbox: Receive Files from Anyone via Upload Link	✓	✓	✓	✓	✓	✓	✓
Dropbox Subfolders: Automatically create Guest Upload folders	✓	✓	✓	✓	✓	✓	✓
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Inbound Email Attachments: Email files directly to your account. Attachments are saved to an Inbound folder, or you can direct files to folders by adding a "MOVETO" in the Subject line.	⃠	⃠	⃠	✓	✓	✓	✓
E-Send Files Instantly to Other Users (all on our servers)	✓	✓	✓	✓	✓	✓	✓
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FileShare Add-in for Microsoft Outlook- Send files with no size restriction. The new add-in adds a button in Outlook that securely Uploads and Shares via SSL.	✓	✓	✓	✓	✓	✓	✓

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March 8, 2013 Usage

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Schedule C-20

Schedule C-20

SCHEDULE D

SCHEDULE D

Schedule D-1

DECLARATION OF TIMOTHY M. RICE

I, Timothy M. Rice hereby declare:

1.	My name is Timothy M. Rice. I am over the age of eighteen (18) years, have never been convicted of a felony or crime involving moral turpitude, and am otherwise competent to make this declaration.

2.
I am the President and Chief Executive Officer of Officeware Corporation d/b/a FilesAnywhere.com (“Officeware”).  I founded the company back in 1995.  I have personal knowledge of the facts stated herein and/or they are based on my review of Officeware’s business records.

3.
Officeware began using the DROPBOX word mark prior to January 11, 2004.  An example of Officeware’s use of the DROPBOX word mark is attached to my declaration as Exhibit A, which includes a 2003 copyright legend.

4.
I investigated Officeware’s use of the DROPBOX mark.  I checked our business records including available computer files, email and phone records.  I determined that the DROPBOX mark was used in late December 2003 in connection with our Flower Mound customer for the DROPBOX service.  I identified a web page showing a copyright date of 2003, as mentioned above, as a result of this investigation.  I concluded that Officeware provided the DROPBOX service at least as early as January 1, 2004.  These dates were also confirmed from phone records and a call with our contact at Flower Mound in 2013.

5.	After December 2003, the number of Officeware customers increased, and Officeware has never discontinued the use of the DROPBOX from this time to the present.

6.
In August of 2004 Officeware’s use of the DROPBOX mark continued to expand.  This use can be, and was, confirmed by checking the records on archive.org.  This date was used in Officeware’s federal trademark application.

7.
Exhibit B to my declaration provides an example of Officeware’s use of the DROPBOX marks in connection with the provision of remote file storage services to the City of Flower Mound and its customers.  Exhibits A and B are illustrative of Officeware’s continuous use of the marks through at least January of 2005.

8.
Additionally, beginning at least as early as August of 2004, Officeware used the DROPBOX marks in connection with its provision of remote file storage and file sharing services available to Officeware customers.  Exhibit C is an illustration of Officeware’s use of the marks from at least as early as August of 2004 through the present.

Schedule D-2

9.	Exhibits A, B, and C are incorporated herein by reference.

I declare under penalty of perjury that the above is true and correct, that all statements above that are made of my own knowledge are true, and that all statements made on information and belief are believed to be true.

SIGNED this 28 day of March, 2013 at 11:36am

/s/ Timothy M. Rice
Timothy M. Rice

Schedule D-3

Flower Mound File Drop Box

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2. Click the "Browse" button to choose a file on your computer.
3. Click the "Upload" arrow button to begin uploading the selected file to the drop box.
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Select the number of files to upload:

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Please feel free to contact FilesAnywhere Customer Service for any reason: support@filesanywhere.com. Toll free: 1-888-805-1991

©2005 by Officeware Corporation. All rights reserved. FilesAnywhere is a trademark of Officeware Corporation in the United States and/or other countries. THIS SERVICE IS PROVIDED 'AS IS' WITHOUT WARRANTY OF ANY KIND. The user assumes the entire risk as to the accuracy and the use of this document and attached links. ANY DATA UPLOADED THROUGH THE USE OF THE SOFTWARE IS DONE AT YOUR OWN DISCRETION AND RISK. FilesAnywhere cannot be responsible for the content of uploaded documents. By clicking on any of the file links on this page, you agree to the overall FilesAnywhere Terms and Conditions.

Ex. A- FMUploadForm.png

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Schedule D-4

EXHIBIT "A"

Schedule D-4

FilesAnywhere.
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Schedule D-5

EXHIBIT "B"

Schedule D-5

FilesAnywhere
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Guest File Dropbox

Schedule D-6

EXHIBIT "C"

Schedule D-6

SCHEDULE E

Form **W-9**
(Rev. December 2011)
Department of the Treasury
Internal Revenue Service

Request for Taxpayer Identification Number and Certification

Give Form to the requester. Do not send to the IRS.

Print or type
See Specific Instructions on page 2.

Name (as shown on your income tax return)
Officeware Corporation

Business name/disregarded entity name, if different from above
FilesAnywhere.com

Check appropriate box for federal tax classification:
☐ Individual/sole proprietor ☑ C Corporation ☐ S Corporation ☐ Partnership ☐ Trust/estate

☐ Limited liability company. Enter the tax classification (C=C corporation, S=S corporation, P=partnership) ▶ ....

☐ Exempt payee

☐ Other (see instructions) ▶

Address (number, street, and apt. or suite no.)
3301 Airport Freeway, Suite 200

Requester's name and address (optional)

City, state, and ZIP code
Bedford, TX 76021

List account number(s) here (optional)

Part I Taxpayer Identification Number (TIN)

Enter your TIN in the appropriate box. The TIN provided must match the name given on the "Name" line to avoid backup withholding. For individuals, this is your social security number (SSN). However, for a resident alien, sole proprietor, or disregarded entity, see the Part I instructions on page 3. For other entities, it is your employer identification number (EIN). If you do not have a number, see *How to get a TIN* on page 3.

Note. If the account is in more than one name, see the chart on page 4 for guidelines on whose number to enter.

Social security number
___ – __ – ____

Employer identification number
75 – 2651195

Part II Certification

Under penalties of perjury, I certify that:

1. The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and
2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (IRS) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and
3. I am a U.S. citizen or other U.S. person (defined below).

Certification instructions. You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest and dividends on your tax return. For real estate transactions, item 2 does not apply. For mortgage interest paid, acquisition or abandonment of secured property, cancellation of debt, contributions to an individual retirement arrangement (IRA), and generally, payments other than interest and dividends, you are not required to sign the certification, but you must provide your correct TIN. See the instructions on page 4.

Sign Here Signature of U.S. person ▶ [signature] Date ▶ 9-19-12

General Instructions

Section references are to the Internal Revenue Code unless otherwise noted.

Purpose of Form

A person who is required to file an information return with the IRS must obtain your correct taxpayer identification number (TIN) to report, for example, income paid to you, real estate transactions, mortgage interest you paid, acquisition or abandonment of secured property, cancellation of debt, or contributions you made to an IRA.

Use Form W-9 only if you are a U.S. person (including a resident alien), to provide your correct TIN to the person requesting it (the requester) and, when applicable, to:

1. Certify that the TIN you are giving is correct (or you are waiting for a number to be issued),

2. Certify that you are not subject to backup withholding, or

3. Claim exemption from backup withholding if you are a U.S. exempt payee. If applicable, you are also certifying that as a U.S. person, your allocable share of any partnership income from a U.S. trade or business is not subject to the withholding tax on foreign partners' share of effectively connected income.

Note. If a requester gives you a form other than Form W-9 to request your TIN, you must use the requester's form if it is substantially similar to this Form W-9.

Definition of a U.S. person. For federal tax purposes, you are considered a U.S. person if you are:

- An individual who is a U.S. citizen or U.S. resident alien,
- A partnership, corporation, company, or association created or organized in the United States or under the laws of the United States,
- An estate (other than a foreign estate), or
- A domestic trust (as defined in Regulations section 301.7701-7).

Special rules for partnerships. Partnerships that conduct a trade or business in the United States are generally required to pay a withholding tax on any foreign partners' share of income from such business. Further, in certain cases where a Form W-9 has not been received, a partnership is required to presume that a partner is a foreign person, and pay the withholding tax. Therefore, if you are a U.S. person that is a partner in a partnership conducting a trade or business in the United States, provide Form W-9 to the partnership to establish your U.S. status and avoid withholding on your share of partnership income.

Cat. No. 10231X Form **W-9** (Rev. 12-2011)